ELSINORE CORPORATION
                           13 1/2% SECOND MORTGAGE NOTE
                                     DUE 2001


No.                                                          $________________


         ELSINORE CORPORATION, a Nevada corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
________________________________________________________________________________
or registered assigns, the principal sum of ____________________________________
Dollars, on August 20, 2001.

         Interest Payment Dates:  February 28 and August 31.

         Record Dates:  February 15 and August 15.

         Reference is made to the further provisions of this Security on the attached pages, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

         Dated:
                                                 ELSINORE CORPORATION


                                                  By: __________________________
                                                      Jeffrey T. Leeds
                                                      President
Attest:

__________________________
Barton Jacka, Secretary



         This is one of the Securities described in the within-mentioned Indenture.

                                    FIRST TRUST NATIONAL ASSOCIATION, as Trustee


                                                By:  ___________________________
                                                     Authorized Signatory
Dated:

                              ELSINORE CORPORATION



                          13 1/2% Second Mortgage Note
                                    due 2001



 1.       Interest.

          Elsinore Corporation, a Nevada corporation (the "Company"), promises to pay interest on the principal amount of this Security at a rate of 13 1/2% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 13.5% per annum compounded semi-annually.

          The Company will pay interest semi-annually on February 28 and August 31 of each year (each, an "Interest Payment Date"), commencing February 28, 1997. Interest on the Securities will accrue from August 20, 1996. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

 2.       Method of Payment.

          The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or the Company may mail any such interest payment to a Holder at the Holder's registered address.

 3.       Paying Agent and Registrar.

          Initially, First Trust National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or Co-registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or Co-registrar.

 4.       Indenture.

          The Company issued the Securities under an Amended and Restated Indenture, dated as of March 3, 1997 (the "Indenture"), between the Company, the Guarantors named therein and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior, secured obligations of the Company limited in aggregate principal amount to $30,000,000.

 5.       Redemption.

          The Securities are redeemable in whole or from time to time in part at any time, at the option of the Company, upon full payment of principal of the Securities, without premium, together with any accrued but unpaid interest to the Redemption Date.

          The Securities may also be redeemed at any time pursuant to, and in accordance with, any order of any Gaming Authority with appropriate jurisdiction and authority to the extent necessary in the reasonable, good faith judgment of the Board of Directors of the Company to prevent the loss or material impairment or secure the reinstatement of any Gaming License or to prevent such Gaming Authority from taking any other action, which if lost, impaired, not reinstated or taken, as the case may be, would have a material adverse effect on the Company or any Subsidiary or where such redemption or acquisition is required because the Holder or beneficial owner of the Securities is required to qualify, be found suitable or become licensed as such under such Gaming Laws and does not so qualify, obtain a finding of suitability or become licensed.

          Any redemption of the Notes shall comply with Article Three of the Indenture.

 6.       Notice of Redemption.

          Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part.

          Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, including any accrued and unpaid interest to the Redemption Date.

 7.       Denominations; Transfer; Exchange.

          The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption.

 8.       Persons Deemed Owners.

          The registered Holder of a Security may be treated as the owner of it for all purposes.

 9.       Unclaimed Money.

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

 10.      Discharge Prior to Redemption or Maturity.

          If the Company at any time deposits into an irrevocable trust with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Securities).

 11.      Amendment; Supplement; Waiver.

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of a majority, and in certain cases at least two-thirds, in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with an order of any Gaming Authority or make any other change that does not adversely affect the rights of any Holder of a Security.

 12.      Restrictive Covenants.

          The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, incur Liens, sell assets, merge or consolidate with any other person and sell, lease, transfer or otherwise dispose of substantially all of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

 13.      Change of Control.

          In the event there shall occur any Change of Control, each Holder of Securities shall have the right, at such Holder's option but subject to the limitations, and conditions set forth in the Indenture, to require the Company to purchase on the Change of Control Payment Date in the manner specified in the Indenture, all or any part (in integral multiples of $1,000) of such Holder's Securities at a Change of Control Purchase Price equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the Change of Control Payment Date.

 14.      Security.

          In order to secure the obligations under the Indenture, the Company, the Guarantors and the Trustee have entered into certain security agreements in order to create security interests in certain assets and properties of the Company, the Guarantors and their respective Subsidiaries.

 15.      Gaming Law.

          The rights of the Holder of this Security and any owner of any beneficial interest in this Security are subject to the Gaming Laws and the jurisdiction and requirements of the Gaming Authorities and the further limitations and requirements set forth in the Indenture.

 16.      Successors.

          When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

 17.      Defaults and Remedies.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest), if it determines that withholding notice is in their interest.

 18.      Trustee Dealings with Company.

          The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

 19.      No Recourse Against Others.

          No stockholder, director, officer, employee or incorporator, as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

 20.      Authentication.

          This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

 21.      Abbreviations and Defined Terms.

          Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

 22.      CUSIP Numbers.

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                              [FORM OF ASSIGNMENT]




         I or we assign this Security to



             (Print or type name, address and zip code of assignee)


Please insert Social Security or other identifying number of assignee __________________ and irrevocably appoint __________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:  _____________                  Signed:  _______________________________


               (Sign exactly as name appears on the other side of this Security)

                                    GUARANTY



         For value received, each of the undersigned (the "Guarantors") hereby unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed the due and punctual payment, as set forth in the Indenture pursuant to which such Security and this Guaranty were issued, of the principal of, premium (if any) and interest on such Security when and as the same shall become due and payable for any reason according to the terms of such Security and Article XIII of the Indenture. The Guaranty of the Security upon which this Guaranty is endorsed will not become effective until the Trustee signs the certificate of authentication on such Security.

                                           ELSUB MANAGEMENT CORPORATION

Attest:  ________________________          By: ______________________________
          Edward M. Nigro                  Name:    Edward M. Nigro
          Secretary                        Title:   President

                                           FOUR QUEENS, INC.


Attest:  ________________________          By: ______________________________
          William L. Westerman             Name:    William L. Westerman
          Secretary                        Title:   President


                                           PALM SPRINGS EAST, LIMITED
                                           PARTNERSHIP

                                           BY:     ELSUB MANAGEMENT CORPORATION,
                                                        its general partner


Attest:  ________________________          By: ______________________________
          Edward M. Nigro                  Name:    Edward M. Nigro
          Secretary                        Title:   President